UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2005

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Nash-Finch Company (Nash Finch) on April 6, 2005 in connection with the acquisition described in Item 2.01 below that was completed on March 31, 2005.  This Amendment No. 1 is being filed to include the financial information required by Item 9.01.

Item 2.01    Completion of Acquisition or Disposition of Assets.

In this report, the terms “the Business” and “Lima, Ohio and Westville, Indiana Wholesale Distribution Divisions and the Van Wert, Ohio and Ironton, Ohio Retail Stores of Roundy’s Supermarkets, Inc.”  each refer to the wholesale food and non-food distribution business conducted by Roundy’s Supermarkets, Inc. (formerly known as Roundy’s, Inc.) (“Roundy’s”) and certain of its subsidiaries out of two distribution centers located in Lima, Ohio and Westville, Indiana, the retail grocery business conducted by Roundy’s and one of its subsidiaries from stores in Ironton, Ohio and Van Wert, Ohio, and Roundy’s general merchandise and health and beauty care products distribution business involving the customers of the two purchased distribution centers.  As previously reported, Nash Finch announced on March 31, 2005 that it completed the purchase of substantially all of the assets of the Business, and assumed certain trade payables and accrued expenses associated with the assets acquired.

The aggregate purchase price paid was $225.7 million in cash, and is subject to customary adjustment based upon changes in the net assets of the Business acquired through the closing date.

Item 9.01    Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The following audited combined financial statements of the Business are filed with this Report as Exhibit 99.1:

•                  Report of Independent Registered Public Accounting Firm

•                  Combined Balance Sheets as of January 1, 2005 and January 3, 2004

•                  Combined Statements of Income and Changes in Parent Company Investment for the fiscal years ended January 1, 2005 and January 3, 2004

•                  Combined Statements of Cash Flows for the fiscal years ended January 1, 2005 and January 3, 2004

•                  Notes to Combined Financial Statements

(b)                                 Pro forma financial information.

The following unaudited pro forma combined financial statements of Nash Finch and the Business are filed with this Report as Exhibit 99.2:

•                  Introduction to Pro Forma Combined Financial Information

•                  Pro Forma Combined Balance Sheet as of January 1, 2005

•                  Pro Forma Combined Statement of Income for the fiscal year ended January 1, 2005

•                  Notes to Pro Forma Combined Financial Statements

(c)                                  Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Combined Financial Statements, Lima, Ohio and Westville, Indiana Wholesale Distribution Divisions and the Van Wert, Ohio and Ironton, Ohio Retail Stores of Roundy’s Supermarkets, Inc., Years Ended January 1, 2005 and January 3, 2004

99.2	Nash-Finch Company Unaudited Pro Forma Combined Financial Statements as of January 1, 2005 and for the fiscal year ended January 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: June 16, 2005	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and
Chief Financial Officer

NASH-FINCH COMPANY

EXHIBIT INDEX TO AMENDMENT NO. 1 ON FORM 8-K/A

DATED JUNE 16, 2005

Exhibit No.	Description	Method of Filing

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith electronically

99.1

Combined Financial Statements, Lima, Ohio and Westville, Indiana Wholesale Distribution Divisions and the Van Wert, Ohio and Ironton, Ohio Retail Stores of Roundy’s Supermarkets, Inc., Years Ended January 1, 2005 and January 3, 2004

Filed herewith electronically

99.2	Nash-Finch Company Unaudited Pro Forma Combined Financial Statements as of January 1, 2005 and for the fiscal year ended January 1, 2005	Filed herewith electronically